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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 25, 2000, in the Registration Statement (Form S-1) of Caliper Technologies Corp. for the registration of 2,300,000 shares of its common stock.

Palo Alto, California
September 12, 2000